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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
JOINT CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
 January 2, 2002

LA QUINTA CORPORATION (Exact Name of Registrant as Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	0-9109 (Commission File Number)	95-3419438 (I.R.S. Employer Identification No.)
909 Hidden Ridge, Suite 600, Irving, TX 75038 (Address of Principal Executive Offices and Zip Code)
(214) 492-6600 (Registrant's telephone number, including area code)
LA QUINTA PROPERTIES, INC. (Exact Name of Registrant as Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	0-9110 (Commission File Number)	95-3520818 (I.R.S. Employer Identification No.)
909 Hidden Ridge, Suite 600, Irving, TX 75038 (Address of Principal Executive Offices and Zip Code)
(214) 492-6600 (Registrant's telephone number, including area code)

Certain matters discussed herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The companies, consisting of La Quinta Corporation ("LQ Corporation") and La Quinta Properties, Inc. ("LQ Properties" and, together with LQ Corporation, the "Companies"), intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements, and are including this statement for purposes of complying with these safe harbor provisions. Although the Companies believe the forward-looking statements are based on reasonable assumptions, the Companies can give no assurance that their expectations will be attained. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation, the Companies' ability to realize the anticipated benefits of the restructuring, including the growth of its lodging business, competition in franchising the Companies' brands, the ultimate outcome of certain litigation filed against the Companies, the enactment of legislation further impacting the Companies' status as a paired share real estate investment trust or LQ Properties' status as a real estate investment trust, the continued ability of LQ Properties to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Companies' filings with the Securities and Exchange Commission, including, without limitation, the risks described in Items 1 and 2 of the Companies' Joint Annual Report on Form 10-K for the year ended December 31, 2001 under the headings entitled "Certain Factors You Should Consider About Our Companies, Our Businesses and Our Securities" and "Cautionary Statements Regarding Forward-Looking Statements in this Document." The Companies disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 2. Acquisition or Disposition of Assets.

ITEM 5. Other Events.

        On January 2, 2002, LQ Corporation and LQ Properties completed the restructuring of the Companies in accordance with the Agreement and Plan of Merger, dated as of October 17, 2001, among LQ Corporation, LQP Acquisition Corp., a Delaware corporation and wholly owned subsidiary of LQ Corporation, and LQ Properties. The Companies issued a press release announcing the completion of the restructuring on January 2, 2002. This press release, which is hereby incorporated by reference herein, provides additional information about the restructuring. Furthermore, in connection with the restructuring, a portion of LQ Properties' economic interest in the La Quinta® brand was acquired by LQ Corporation.

        The Companies hereby amend their Current Report on Form 8-K, event date January 2, 2002, filed with the Securities and Exchange Commission on January 17, 2002, to amend Item 7 in its entirety to include the required financial statements, pro forma financial information and certain exhibits.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)    Financial Statements of Businesses Acquired.    The financial statements of La Quinta Properties, Inc. required to be filed as part of this report are contained in the Companies' Joint Annual Report on Form 10-K for the year ended December 31, 2001 filed by the Companies on March 18, 2002 and are incorporated herein by reference.

        (b)    Pro Forma Financial Information.

        (c)    Exhibits.

Exhibit No.
2.1	Agreement and Plan of Merger, dated as of October 17, 2001, by and among La Quinta Corporation, LQP Acquisition Corp. and La Quinta Properties, Inc.*
99.1	Press Release of La Quinta Corporation dated January 2, 2002.*

*
Previously filed on Joint Current Report on Form 8-K, event date January 2, 2002, filed with the Securities and Exchange Commission on January 17, 2002.

LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC.
PRO FORMA COMBINED CONSOLIDATED FINANCIAL DATA

        The following unaudited Pro Forma Combined Consolidated Balance Sheets are presented as if the restructuring of LQ Corporation and LQ Properties had occurred on December 31, 2001. Additionally, the Pro Forma Combined Consolidated Statements of Operations for the year ended December 31, 2001 assume the restructuring occurred as of January 1, 2001. The following unaudited Pro Forma Combined Consolidated Statements of Operations were derived from the Combined Statements of Operations of LQ Corporation and LQ Properties (together with their respective subsidiaries) filed with the Companies' Joint Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission on March 18, 2002. In our opinion, all of the material adjustments necessary to reflect the effects of the planned transaction have been made. The following unaudited Pro Forma Combined Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of December 31, 2001, nor does it purport to present the future financial position of LQ Corporation and LQ Properties. Additionally, the following unaudited Pro Forma Combined Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations of LQ Corporation and LQ Properties would have been assuming such transactions had been completed on January 1, 2001, nor do they purport to present the results of operations for future periods. The following should be read together with the separate and combined financial statements and financial statement notes of the Companies contained in the Joint Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission on March 18, 2002.

Restructuring

        On January 2, 2002, LQ Corporation and LQ Properties completed the restructuring of the Companies in accordance with the Agreement and Plan of Merger dated as of October 17, 2001, among LQ Corporation, LQP Acquisition Corp., a Delaware corporation and wholly owned subsidiary of LQ Corporation, and LQ Properties. Under the terms of the restructuring, the following events occurred:

  •
  LQP Acquisition Corp. merged with and into LQ Properties with LQ Properties surviving the merger and becoming a subsidiary controlled by LQ Corporation.

  •
  Outstanding shares of LQ Properties common stock, excluding shares held by LQ Corporation, converted into shares of $0.01 par value, Class B (non-voting) common stock; and shares of common stock of LQP Acquisition Corp. and shares of LQ Properties common stock held by LQ Corporation converted into shares of Class A (voting) common stock. Each share of Class B common stock became paired with one share of the common stock of LQ Corporation. Because the Class B common stock represents less than 50 percent of the value of LQ Corporation, LQ Corporation and LQ Properties are no longer "stapled entities" within the meaning of Internal Revenue Code section 269B(c)(2). Accordingly, certain restrictions on paired-share REITs imposed by the Internal Revenue Service Restructuring and Reform Act of 1998 will no longer apply to the Companies.

  •
  Par value of LQ Corporation common stock changed from $0.10 per share to $0.01 per share

  •
  LQ Properties intends to maintain its status as a REIT.

  •
  In addition, LQ Properties transferred the unamortized portion of the La Quinta® brand and the rights associated therewith to two LLCs, and, subsequently, LQ Properties transferred membership interests in the two LLCs to LQ Corporation in exchange for LQ Corporation common stock.

LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC.
PRO FORMA COMBINED CONSOLIDATED BALANCE SHEETS

	December 31, 2001
	Historical Combined Consolidated	Recapital- ization		Pro Forma Consolidated
	(In thousands, except for per share data)
ASSETS:
Real estate investments, net	$2,581,173	$—		$2,581,173
Cash and cash equivalents	137,716	—		137,716
Fees, interest and other receivables	56,364	—		56,364
Goodwill, net	266,957	—		266,957
Other assets, net	170,078	—		170,078

Total assets	$3,212,288	$—		$3,212,288

LIABILITES AND SHAREHOLDERS' EQUITY:
Indebtedness:
Notes payable	$846,229	$—		$846,229
Bank notes payable	145,020	—		145,020
Bonds and mortgages payable	8,499	—		8,499

Total indebtedness	999,748	—		999,748
Accounts payable, accrued expenses and other liabilities	187,977	196,520	(a)	384,497

Total liabilities	1,187,725	196,520		1,384,245
Commitments and Contingencies
Minority interest	—	200,000	(b)	200,000
Shareholders' equity:
LQ Properties Preferred Stock, $0.10 par value; 6,000 shares authorized; 701 shares issued and outstanding	70	(70	)(b)	—
Paired Common Stock, $0.20 combined par value; 500,000 shares authorized; 142,958 paired shares issued and outstanding	28,591	(28,591	)(c)	—
LQ Corporation Common Stock, $0.01 par value; 500,000 shares authorized; 142,958 shares issued and outstanding	—	1,430	(c)	1,430
LQ Properties Class B Common Stock, $0.01 par value; 500,000 shares authorized; 142,958 shares issued and outstanding in 2001 and 2000, respectively	—	1,430	(c)	1,430
Additional paid-in-capital	3,659,185	(199,930 25,731	)(b) (c)	3,484,986
Unearned compensation	(2,669)	—		(2,669)
Accumulated other comprehensive income	(972)	—		(972)
Distributions in excess of net income	(1,659,642)	(196,520	)(a)	(1,856,162)

Total shareholders' equity	2,024,563	(396,520)		1,628,043

Total liabilities and shareholders' equity	$3,212,288	$—		$3,212,288

The accompanying notes form a part of the unaudited pro forma balance sheets.

LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC.
NOTES TO PRO FORMA COMBINED CONSOLIDATED BALANCE SHEETS
As of December 31, 2001

(a)
Represents the net deferred tax liability of the Companies and, as such, recognizes the future impact of temporary differences between the book value and tax basis of lodging and healthcare assets and liabilities, including NOLs of LQ Corporation and LQ Properties.

(b)
Subsequent to the restructuring, the Series A preferred stock and Series B preferred stock will remain outstanding securities of LQ Properties and represent a minority interest in LQ Properties. This represents the reclassification of the Series A and Series B preferred stock at redemption value as a minority interest in the consolidated entity.

(c)
Represents the adjustment to the par value of the LQ Corporation common stock from $0.10 per share to $0.01 per share and represents the conversion of each outstanding share of LQ Properties common stock into one share of LQ Properties $0.01 par value Class B common stock.

LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC.
PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the year ended December 31, 2001
	Historical Combined Consolidated	Recapital- ization		Pro Forma Consolidated
	(In thousands, except for per share data)
Revenue:
Lodging	$574,171	—		$574,171
Rental	49,713	—		49,713
Interest	27,555	—		27,555

	651,439	—		651,439

Expenses:
Direct lodging operations	262,434	—		262,434
Other lodging expenses	63,601	—		63,601
Interest	102,116	—		102,116
Depreciation and amortization	117,552	—		117,552
Amortization of goodwill	21,412	(4,228	)(a)	17,184
General and administrative	50,856	—		50,856
(Gain) loss on sale of assets and mortgage repayments	(10,133)	—		(10,133)
Impairment of real estate assets, mortgages and notes receivable	115,347	—		115,347
Paired share intangible write-off	169,421	—		169,421
Other	42,496	—		42,496

	935,102	(4,228)		930,874

Loss before minority interest, income taxes, extraordinary item and cumulative effect of change in accounting principle	(283,663)	4,228		(279,435)
Minority interest	—	(18,000	)(b)	(18,000)
Income tax expense	488	196,520	(c)	197,008

Loss before extraordinary item and cumulative effect of change in accounting principle	(284,151)	(210,292)		(494,443)
Preferred stock dividends	(18,000)	18,000	(b)	—

Net loss available to Common Shareholders before extraordinary item and cumulative effect of change in accounting principle	$(302,151)	(192,292)		$(494,443)

Basic and Diluted loss per Paired Common Share:
Loss available to common shareholders before extraordinary item and cumulative change in accounting principle	$(2.12)			$(3.46)
Weighted average shares outstanding:
Basic and Diluted	143,011			143,011

The accompanying notes form a part of the unaudited pro forma statements of operations.

LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC.
NOTES TO PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
For the year ended December 31, 2001

(a)
Represents the adjustment to eliminate the amortization for the intangible asset related to the "grandfathered" paired share structure written off on December 20, 2001 in connection with the restructuring. The write off of the intangible asset related to the "grandfathered" paired share structure is included in operating expenses in the combined historical results of operations above.

(b)
Represents LQ Properties' preferred stock dividends recognized as minority interest in the consolidated entity.

(c)
Represents the $296,446,000 net deferred tax liability of the Companies as of December 31, 2000 and the $99,926,000 current period tax benefit the Companies recognized at an effective tax rate of 38%.

LA QUINTA PROPERTIES, INC.
PRO FORMA CONSOLIDATED BALANCE SHEETS

	December 31, 2001
	Historical	Recapital- ization		Pro Forma
	(In thousands, except for per share data)
ASSETS:
Real estate investments, net	$2,547,893	—		$2,547,893
Cash and cash equivalents	136,973	—		136,973
Fees, interest and other receivables	42,794	—		42,794
Goodwill, net	266,957	—		266,957
Rent and royalties receivable from La Quinta Corporation	175,575	—		175,575
Other assets, net	119,268	(14,665	)(a)	104,603

Total assets	$3,289,460	(14,665)		$3,274,795

LIABILITES AND SHAREHOLDERS' EQUITY:
Indebtedness:
Notes payable	$846,229	—		$846,229
Bank notes payable	145,020	—		145,020
Bonds and mortgages payable	8,499	—		8,499

Total indebtedness	999,748	—		999,748

Due to La Quinta Corporation	3,266			3,266
Accounts payable, accrued expenses and other liabilities	118,429	—		118,429

Total liabilities	1,121,443	—		1,121,443

Commitments and Contingencies
Minority Interest	—	26,930	(b)	26,930
Shareholders' equity:
Preferred Stock, $0.10 par value; 6,000 shares authorized; 701 shares issued and outstanding	70	—		70
Common Stock, $0.10 par value; 500,000 shares authorized; 144,263 shares issued and outstanding	14,426	(130 (14,296	)(c) )(d)	—
Class B Common, $0.01 par value; non-cumulative; non-voting; 500,000 shares authorized; 142,958 shares issued and outstanding	—	1,430	(d)	1,430
Class A Common, $0.01 par value; 100 shares issued and outstanding	—	1	(c)	1
Additional paid-in-capital	3,592,227	129 12,866	(c) (d)	3,605,222
Less: Equity Investment in La Quinta Corporation	—	(14,665 (26,930	)(a) )(b)	(41,595)
Unearned compensation	(1,228)	—		(1,228)
Accumulated other comprehensive income	(119)	—		(119)
Distributions in excess of net income	(1,437,359)	—		(1,437,359)

Total shareholders' equity	2,168,017	(41,595)		2,126,422

Total liabilities and shareholders' equity	$3,289,460	(14,665)		$3,274,795

The accompanying notes form a part of the unaudited pro forma balance sheets.

LA QUINTA PROPERTIES, INC.
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEETS
As of December 31, 2001

(a)
Represents LQ Properties' transfer of the $14,821,000 unamortized balance of an exclusive, perpetual, royalty-free license to franchise the La Quinta ® Brand to a newly formed Nevada limited liability company (the "Brand Franchising LLC") in exchange for a 99% interest in such limited liability company. Brand Franchising LLC has granted a sublicense to franchise, for a royalty, the La Quinta ® Brand to LQ Corporation or its subsidiaries for the purposes of implementing and conducting LQ Corporations franchising program. Subsequent to the transfer of LQ Properties' unamortized balance the exclusive, perpetual, royalty-free license to franchise the La Quinta ® Brand, LQ Properties transferred to LQ Corporation a 97.95% interest in Brand Franchising LLC in exchange for approximately 3,358,000 unpaired shares of LQ Corporation common stock. In accordance with EITF 98-2, LQ Properties, the subsidiary stockholder of LQ Corporation, the parent, has accounted for this investment as contra equity. As a result of the transfer of a majority interest in the Brand Franchising LLC to LQ Corporation, Brand Franchising LLC and the related $14,821,000 franchise intangible are consolidated into the balance sheet of LQ Corporation (adjustment of $14,665,000 is net of LQ Properties' remaining interest in Brand Franchising LLC).

(b)
The transfer of the $66,329,000 unamortized balance of the La Quinta ® Brand and the rights and interest thereto to a newly formed, Nevada limited liability company (the "Brand Ownership LLC") in exchange for a 99% interest in Brand Ownership LLC is not reflected as an adjustment to the Other Assets section of the LQ Properties balance sheet because the Investment in Brand Ownership LLC and its related intangible asset remain consolidated on the balance sheet of LQ Properties. Subsequent to the transfer of LQ Properties' unamortized balance of the La Quinta ®Brand, LQ Properties transferred to LQ Corporation a 39.6% interest in Brand Ownership LLC in exchange for approximately 6,072,000 unpaired shares of LQ Corporation common stock. In accordance with EITF 98-2, LQ Properties, the subsidiary stockholder of LQ Corporation, the parent, has accounted for this investment as contra equity. In addition, the adjustment reflects establishment of LQ Corporation's $26,930,000 minority interest in Brand Ownership LLC.

(c)
Represents the conversion of each outstanding share of common stock of LQ Properties owned by LQ Corporation and each outstanding share of common stock of LQP Acquisition Corp. (all of which were held by LQ Corporation) into 100,000 shares of a new $0.01 par value Class A common stock of LQ Properties.

(d)
Represents at the conversion of each outstanding share of common stock of LQ Properties (other than those owned by LQ Corporation) into a new $0.01 par value Class B common stock of LQ Properties.

LA QUINTA PROPERTIES, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

	For the year ended December 31, 2001
	Historical	Recapital- ization		Pro Forma
	(In thousands, except for per share data)
Revenue:
Lodging	$9,467	—		$9,467
Rental	49,713	—		49,713
Interest	27,936	—		27,936
Rent from La Quinta Corporation	275,359	—		275,359
Royalty from La Quinta Corporation	20,596	(109	)(a)	20,487

	383,071	(109)		382,962

Expenses:
Direct lodging operations	2,284	—		2,284
Other lodging expenses	30,468	—		30,468
Interest	101,940	—		101,940
Depreciation and amortization	107,099	(895	)(a)	106,204
Amortization of goodwill	20,699	(3,515	)(b)	17,184
General and administrative	18,326	—		18,326
(Gain) loss on sale of assets and mortgage repayments	(10,133)	—		(10,133)
Impairment of real estate assets	115,347	—		115,347
Paired share intangible write-off	141,479	—		141,479
Other	37,541	8	(a)	37,549

	565,050	(4,402)		560,648

Loss before income taxes, minority interest, extraordinary item and cumulative effect of change in accounting principle	(181,979)	4,293		(177,686)
Income tax expense	488	—		488
Minority interest	—	(3,573	)(c)	(3,573)

Loss before extraordinary item and cumulative effect of change in accounting principle	(182,467)	720		(181,747)
Preferred stock dividends	(18,000)	—		(18,000)

Net loss available to Common Shareholders before extraordinary item and cumulative effect of change in accounting principle	$(200,467)	720		$(199,747)

Basic and Diluted loss per Common Share:
Loss available to Common Shareholders before extraordinary item and cumulative change in accounting principle	$(1.40)			$(1.40)
Weighted average shares outstanding:
Basic and Diluted	144,316			143,011

The accompanying notes form a part of the unaudited pro forma income statement.

LA QUINTA PROPERTIES, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2001

(a)
Represents the historical royalty revenue and amortization of the intangible related to the exclusive, perpetual, royalty-free license held by Brand Franchising LLC removed in connection with the majority ownership and resulting consolidation of Brand Franchising LLC into LQ Corporation. In addition, represents LQ Properties' interest in losses which would have been incurred by Brand Franchising LLC during the year ended December 31, 2001 (See LQ Properties' pro forma consolidated balance sheet note (a)).

(b)
Represents the adjustment to eliminate the amortization for the intangible asset related to the "grandfathered" paired share structure written off on December 20, 2001 in connection with the restructuring. The write off of the intangible asset related to the "grandfathered" paired share structure is included in operating expenses in the combined historical results of operations above.

(c)
Represents the adjustment to reflect LQ Corporation's minority ownership interest in Brand Ownership LLC in connection with the transfer of the La Quinta ® Brand (See LQ Properties' pro forma consolidated balance sheet note (b)).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2002	LA QUINTA CORPORATION
	By:	/s/ David L. Rea
	Name:	David L. Rea
	Title:	Executive Vice President and Chief Financial Officer
LA QUINTA PROPERTIES
	By:	/s/ David L. Rea
	Name:	David L. Rea
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of October 17, 2001, by and among La Quinta Corporation, LQP Acquisition Corp. and La Quinta Properties, Inc.*
99.1	Press Release of La Quinta Corporation dated January 2, 2002.*

*
Previously filed on Joint Current Report on Form 8-K, event date January 2, 2002, filed with the Securities and Exchange Commission on January 17, 2002.

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LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC. PRO FORMA COMBINED CONSOLIDATED FINANCIAL DATA
LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC. PRO FORMA COMBINED CONSOLIDATED BALANCE SHEETS
LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC. NOTES TO PRO FORMA COMBINED CONSOLIDATED BALANCE SHEETS As of December 31, 2001
LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC. PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC. NOTES TO PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS For the year ended December 31, 2001
LA QUINTA PROPERTIES, INC. PRO FORMA CONSOLIDATED BALANCE SHEETS
LA QUINTA PROPERTIES, INC. NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEETS As of December 31, 2001
LA QUINTA PROPERTIES, INC. PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
LA QUINTA PROPERTIES, INC. NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS For the Year Ended December 31, 2001
SIGNATURES
EXHIBIT INDEX